UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2009
G-III APPAREL GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

512 Seventh Avenue	10018
New York, New York	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 403-0500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On April 2, 2009, Pieter Deiters notified the Chairman of the Board of Directors and Chief Executive Officer of G-III Apparel Group, Ltd. (the “Company”) that he will not stand for reelection to the Board of Directors at the Company’s Annual Meeting of Stockholders on June 9, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: April 7, 2009

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer